UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2009

PETROHAWK ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On August 4, 2009, the board of directors (the “Board”) of Petrohawk Energy Corporation (the “Company”) amended the Company’s Code of Ethics to clarify certain terms used therein and the scope of the policy, including the application of the policy to all senior financial officers of the Company and the general ethical standards required of such officers. The foregoing description of the Company’s Code of Ethics is qualified in its entirety by reference to the full text of the Code of Ethics, a copy of which is filed herewith as Exhibit 14.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On August 4, 2009, the Board of the Company affirmatively determined that James W. Christmas, a director of the Company and the Vice Chairman of the Board, qualifies as an “independent director” within the meaning of Securities and Exchange Commission and New York Stock Exchange (“NYSE”) regulations for director independence, under our corporate governance guidelines and in accordance with our audit committee and nominating and corporate governance committee charters. The Board also determined that Mr. Christmas is financially literate and qualifies as an “audit committee financial expert” under the NYSE rules and Item 407(d)(5) of Regulation S-K, and in accordance with our audit committee charter. Along with these determinations, the Board appointed Mr. Christmas as an additional member of both the Company’s audit committee and the nominating and corporate governance committee.

Mr. Christmas has served as a director of the Company and Vice Chairman of the Board since July 12, 2006, upon the merger of KCS Energy, Inc. (“KCS”) into the Company. He served as President and Chief Executive Officer of KCS from 1988 until April 2003 and Chairman of the Board and Chief Executive Officer of KCS until its merger into the Company.

With this new appointment, the current members of the Company’s audit committee are James W. Christmas, James L. Irish III, Tucker S. Bridwell, Robert C. Stone, Jr., and Christopher A. Viggiano, with Mr. Irish serving as the chairman, and the current members of the Company’s nominating and corporate governance committee are James W. Christmas, Thomas R. Fuller, Robert C. Stone, Jr., and Gary A. Merriman, with Mr. Fuller serving as the chairman.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Item
14.1	Code of Ethics of Petrohawk Energy Corporation as amended August 4, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION

Date: August 10, 2009	By:	/s/ C. Byron Charboneau
C. Byron Charboneau
Vice President - Chief Accounting Officer and Controller

INDEX TO EXHIBITS

Exhibit No.	Item
14.1	Code of Ethics of Petrohawk Energy Corporation as amended August 4, 2009.